**To:** **VELOCE ESPORTS LIMITED**
58A Bronsart Road
Fulham
London
SW6 6AA
(the "**Company**")

and

**LOTTERY.COM INC**
5049 Edwards Ranch Rd.
4th Floor, Fort Worth
Texas, USA
76109
("**Lottery**")

Date: 15 August 2025

Dear Sirs:

**Subscription Agreement Second Variation Letter**

We refer to the subscription agreement entered into by the Company and Lottery on 11 July 2025, as amended (the "**Subscription Agreement**"). Terms used in this letter and not otherwise defined shall have the meanings attributed to them in the Subscription Agreement.

## 1. SUBSCRIPTION AGREEMENT VARIATION

1.1 We hereby provide our written consent for the purpose of clause 15.1 of the Subscription Agreement (*Variation and Waiver*) that the Subscription Agreement be varied as set out in paragraph 1.1.1 below with effect from the date of this letter:

1.1.1 the reference to "*31 July 2025*" in limb i) of the definition of Longstop Date (as previously amended) shall be deleted and replaced with a reference to "*15 September 2025 (or such later date as may be agreed by exchange of emails between Amar Ali (on behalf of Lottery.com, Inc.) and Daniel Bailey (on behalf of Veloce Esports Limited))*".

## 2. GENERAL

2.1 The provisions of clause 20 (*Counterparts*) of the Subscription Agreement shall apply *mutatis mutandis* to this letter as if those provisions had been set out expressly in this letter.

2.2 This letter (and any dispute or claim relating to it or its subject matter (including non-contractual claims)) is governed by and is to be construed in accordance with English law.

2.3 The parties irrevocably agree that the courts of England and Wales shall have exclusive jurisdiction to settle any claim, dispute or issue (including non-contractual claims) which may arise out of or in connection with this letter.

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**EXECUTED** by **VELOCE ESPORTS LIMITED**, acting by a director )
)
)

DocuSigned by:
Daniel Bailey
148E1427C9F148C...

**EXECUTED** by **LOTTERY.COM INC**, acting by a director )
)
)

DocuSigned by:
BA47925D6BEA4FA...